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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of CEO and CFO

In connection with the Quarterly Report of FRMO Corporation (the "Company") on Form 10-Q for the period ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Murray Stahl, Chief Executive Officer and Steven Bregman, Chief Financial Officer, of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /S/ MURRAY STAHL                                   January 8, 2004
    ---------------------------------
Murray Stahl
Chairman of the Board and Chief Executive Officer

By: /S/ STEVEN BREGMAN                                 January 8, 2004
    ---------------------------------
Steven Bregman
President and Chief Financial Officer

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.

      This certification accompanies this Report on Form 10-Q pursuant to
      Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.